UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2021

FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana		35-1546989
(State or other jurisdiction		(I.R.S. Employer
incorporation or organization)		Identification No.)

One First Financial Plaza, Terre Haute, IN		47807
(Address of principal executive office)		(Zip Code)

(812)	238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 5, 2021, First Financial Corporation (the “Company”), an Indiana corporation and the parent of First Financial Bank, N.A. (“First Financial Bank”), a national banking association, completed its previously announced acquisition of Hancock Bancorp, Inc. (“HBI”), a Kentucky corporation and the parent of Hancock Bank and Trust Company (“Hancock Bank & Trust”), a Kentucky chartered commercial bank, pursuant to the Agreement and Plan of Merger, dated August 10, 2021 (the “Merger Agreement”), by and among the Company, HB Subsidiary, Inc., a Kentucky corporation and wholly owned subsidiary of the Company (“Merger Sub”), and HBI. On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into HBI (the “Merger”), with HBI continuing as the surviving corporation. Immediately following the Merger, Hancock Bank & Trust merged with and into First Financial Bank, with First Financial Bank as the surviving entity (the “Bank Merger”). Immediately following the Bank Merger, HB Subsidiary (f/k/a HBI) merged with and into the Company, with the Company as the surviving corporation.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) other than dissenting shares, each share of HBI Common Stock issued and outstanding immediately prior to the Effective Time (excluding shares held as treasury stock of HBI and certain shares held directly or indirectly by the Company), was converted into the right to receive $18.38 per share in cash. The aggregate value of the transaction is $31.35 million.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 10, 2021 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

Exhibit 2.1*
Agreement and Plan of Merger, dated August 10, 2021, by and among First Financial Corporation, HB Subsidiary, Inc., and Hancock Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 10, 2021)

* Certain schedules and similar attachments have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules or similar attachments upon request by the SEC; provided, however, that the Company may request confidential treatment for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated November 15, 2021
/s/Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer